[LOGO OF        Investing                                      [PHOTO OF EARTH
EATON VANCE     for the                                        APPEARS HERE]
APPEARS HERE]   21st
                Century





Annual Report December 31, 1997




[PHOTO OF STATUE
APPEARS HERE]


                                      EV
                                   MARATHON
                                 GREATER INDIA
                                     FUND



                                  Eaton Vance
                     Global Management-Global Distribution



                                                                 M a r a t h o n



[PHOTO OF SAFARI
APPEARS HERE]

EV Marathon Greater India Fund as of December 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES, PRESIDENT APPEARS HERE]
James B. Hawkes,
President

EV Marathon Greater India Fund had a total return of 5.4% for the year ended December 31, 1997./1/ That return was the result of a rise in net asset value per share from $5.91 on December 31, 1996 to $6.23 on December 31, 1997. By comparison, the Bombay Stock Exchange Index - an index composed of India-based common stocks - had a return of 7.9%./2/ India was among Asia's best-performing markets in the past year, far outpacing other countries in the region, including Thailand (-55.2%), Malaysia (-51.9%), Korea (-42.4%), Indonesia (-36.9%), and
Japan (-21.2%).

India continues to make progress toward economic reform...

Despite the market corrections and a changing political scene, India continued to lay the groundwork for economic progress. The nation's central bank, the Reserve Bank of India, adopted an increasingly accommodative stance in the past year, lowering interest rates to promote industrial growth. Meanwhile, the country has continued to attract a strong inflow of foreign direct investment. Unlike portfolio investment, which may ebb and flow with changing market conditions, direct investment - in real estate, plants, equipment, and infrastructure - tends to be a long-term measure of foreign sentiment. In 1997, foreign direct investment totalled $5 billion, more than doubling the $2.4 billion of the previous year. That can be viewed as a major vote of confidence in India's long-term outlook.


The privatization of industry remains a top priority for India...

The government's privatization plans represent another encouraging sign for India. Entering 1997, the government set a goal of raising $1.9 billion from the sale of government-owned companies. Despite a challenging market, the government had some notable successes, including Mahangar Telephone Nigal Ltd., which raised $350 million. Proceeds were used to promote local economies, reduce the budget deficit, and boost the nation's currency. It is clear that further privatization is in the interests of economic development and will be a mainstay of India's future reform efforts. We are confident of the future growth of India and believe that the shareholders of EV Marathon Greater India Fund will share in that future.

                                            Sincerely,

                                            /s/ James B. Hawkes

                                            James B. Hawkes
                                            President
                                            February 9, 1998




 Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



Fund Information
as of December 31, 1997

Performance/3/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One year                                             5.4%
Life of Fund (5/2/94)                              -12.1


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One year                                             0.4%
Life of Fund (5/2/94)                              -12.8


Ten Largest Holdings/4/
--------------------------------------------------------------------------------
Hindustan Lever Ltd.                                11.8%
ITC Ltd.                                             7.1
Infosys Technologies Ltd.                            5.4
Hoechst Marion Roussel Ltd.                          5.0
Lever Brothers Pakistan Ltd.                         4.4
Castrol India                                        4.1
Mahangar Telephone Nigal Ltd.                        4.0
Ranbaxy Laboratories Ltd.                            4.0
Hindustan Petroleum Corp.                            3.8
BSES Ltd.                                            2.6

/1/ This return does not reflect the Fund's contingent deferred sales charge
    (CDSC).

/2/ It is not possible to invest directly in the Index.

/3/ Average annual total returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

/4/ Ten largest holdings account for 52.2% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EV Marathon Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION

[PHOTO OF B.N. MANJUNATH, CHIEF REPRESENTATIVE APPEARS HERE]
B.N. Manjunath,
Chief Representative,
Bombay,
Lloyd George Management

An interview with B.N. Manjunath, Chief Representative in Bombay, Lloyd George Management, investment advisor to the Greater India Portfolio.

Q: Mr.Manjunath, 1997 was a very difficult year for most Asian markets. How would you characterize the performance of the India market?

A: In retrospect, there were two, very divergent India markets in 1997. The first - from January through early August - saw the market indices rise more than 30%, as investors responded favorably to India's relatively strong economy and the economy once again appeared on a growth track.

   In late summer, however, India felt the domino effect of the Asian currency crisis. Countries with stubbornly high current account deficits were forced to devalue their currencies. While India has managed its current account much more capably than some of the other nations, pressures mounted on the Indian rupee nonetheless. Then, in December, political pressures intensified as the ruling United Front coalition collapsed. In such a climate of regional economic weakness and domestic political uncertainty, the India market lost the bulk of its earlier gains by year-end. Even with these problems, however, India still managed to post a positive return and outperform most of the other markets in the Asia region.

Q: To what extent was India affected by the Asian currency crisis?

A: India's own currency remained firm through the early stages of the Asian financial crisis. However, as the crisis deepened, pressure mounted to devalue, and the rupee subsequently declined a modest 8% in an orderly devaluation against the U.S. dollar. In contrast, countries such as Indonesia, Thailand, Malaysia, and Korea, which have suffered from long-standing current account deficits, saw their currencies fall by 30% or more. Thus, taken in the context of the region's financial crisis, India fared relatively well.

Q: What effect will the devaluation have on the Indian economy?

A: The devaluation should have little effect, if any, on domestic trade. With respect to India's export economy, it should help maintain the country's competitiveness. Interestingly, there have already been anecdotal signs that the devaluation may be paying dividends. For




Five Largest Industry Positions/1/
--------------------------------------------------------------------------------
By total net assets


[BAR GRAPH APPEARS HERE]

Household Products         16.2%
Consumer Products          10.1%
Chemicals                   8.1%
Congolmerates               7.1%
Banks & Money Services      6.2%


Regional Distribution/1/
--------------------------------------------------------------------------------
By total investments

[PIE CHART APPEARS HERE]

India                      84.1%
Bangladesh                  1.0%
Sri Lanka                   5.8%
Pakistan                    9.1%

/1/ Five largest sectors account for 47.7% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Industry weightings and regional distribution are subject to change.

EV Marathon Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D

[PHOTO OF AN INDIAN WOMAN APPEARS HERE]

--------------------------------------------------------------------------------
India Announces Telecom Plans
The Indian government has announced it will invest $65 billion in the next decade to install 47 million new phone lines. Combined with private sector plans, that will raise phone penetration to 82 lines per 1000 people by the year 2007.
Source: Indian Subcontinent Monitor
--------------------------------------------------------------------------------

   example, in October, exports rose 9.3% over the same period last year. Meanwhile, the trade deficit, while rising over the full year, has showed signs of narrowing in recent months. Finally, industrial output has picked up somewhat, suggesting the economy may be righting itself.

Q: Will the political climate affect the direction of the Indian economy?

A: The United Front coalition was fairly fragile from the outset, so the recent developments do not come as a major surprise. Naturally, with an election on the horizon, the political intrigue will continue for a while longer. Some reforms are likely to be postponed until after the election and the budget process will certainly be delayed.

   But while the uncertainty may have a brief, dampening effect on the economy, the longer-term prospects are very promising. The Reserve Bank of India has recently lowered interest rates, which should, over time, have a beneficial effect on the industrial side of the economy. Moreover, whatever the outcome of the election, the consensus for economic reform remains strong. I believe we should see renewed economic momentum after the election.

Q: Where have you been focusing the Fund's investments?

A: Given the uncertainty of recent months, the Portfolio has focused its largest investments on major blue-chip companies. The largest industry weightings at December 31 were conglomerates, engineering companies, chemical producers, financial services companies, and software manufacturers. Many of these companies have fairly diverse sources of revenue, which tend to help stabilize their earnings and lessen their vulnerability to changing political tides.

Q: Can we discuss some of the Portfolio's largest holdings?

A: Yes. The largest investment at December 31 was Hindustan Lever Ltd. This consumer products company produces many of India's most popular personal care products. Its roster of products includes soaps, toothpaste and detergents for the domestic market. In addition, Hindustan Lever produces tea, garments and footwear for the export market. The company recently announced plans to expand production facilities for its consumer products division.

   Another, smaller, consumer-related company in the Portfolio was Paper Products Ltd. The company makes laminates and packaging materials, and includes among its customers Nestle, Cadbury, Eveready Batteries, Colgate-Palmolive and Hindustan Lever. The consumer sector has been attractive for investors because of fast-rising demand from India's ever-expanding middle class. Another attractive feature of the consumer area is its relative immunity from changes in the broad economy.

EV Marathon Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


Q: What about the industrial side of the economy?

A: We have been cautious within the industrial sector, but have found chemicals and petrochemicals to be an interesting area. For example, Reliance Industries Ltd. is India's largest petrochemicals producer. As a result of its vertical integration, the company has been able to compete globally and is now among the ten largest petrochemicals producers in the world. Reliance has announced plans to triple capacity in coming years and is also likely to enter the exploration and production segment of the energy industry. That should further improve its integration as well as open potential new markets.

Q: What companies did you favor in the manufacturing sector?

A: Software manufacturing has been an attractive sector, with India becoming one of the world's leading producers in recent years. A global growth industry, the software sector continued to register strong growth uninterrupted by regional economic fluctuations. Because costs are much lower in India, many Bangalore-based companies are producing software for U.S. companies. One such company, Infosys Technologies Ltd., specializes in products for the banking and financial services sector, with a client list that includes AT&T, Reebok and J.P. Morgan. In fact, roughly 70% of its exports are shipped to the U.S.

Q: Pharmaceutical stocks were among your largest investments. What kind of companies did you favor there?

A: Pharmaceutical stocks represented about 6.0% of the Portfolio at December
   31. The largest drug stock holding was Hoechst Marion Roussel Ltd. Hoechst has been gaining market share and boasts some of the India market's leading drugs. In addition, the company has spun off its agrichemicals business, which will allow it to focus solely on its core drug business.

   Ranbaxy Laboratories Ltd. was another large drug sector investment. Ranbaxy is India's largest exporter of drugs, but also includes in its product line surgical dressings and diagnostic products. The company benefits from its research efforts, which funnel new products into the growing Indian market. Ranbaxy has operations elsewhere in Asia and in Africa, increasing its profile in the global drug market.

Q: Were there any industries in which you pared back your investments?

A: Yes. We've reduced the Portfolio's exposure to heavy manufacturers. For example, we eliminated our investments in automobile manufacturers like Mahindra & Mahindra and Bajaj Auto. Given last year's economic slowdown and continuing political uncertainties, many consumers have postponed purchases of big-ticket items such as autos and appliances. The industry was faced with excess capacity following years of huge investment. Thus, auto companies have been forced to offer large incentives to lure buyers. We felt that other parts of the economy offered better near-term opportunities.

Q: Where did you focus your investments outside of India?

A: Pakistan (9.1%) was the Portfolio's largest investment outside of India, followed by Sri Lanka (5.8%) and Bangladesh (1%). We have remained highly selective in Pakistan, as the country remains burdened with $38 billion in foreign debt, with a current account deficit at more than 6% of GDP. Compounding Pakistan's difficulties is the fact that the weakness in the currencies of its neighbors has undermined its competitiveness in the region. Therefore, we have limited our Pakistan investments to solid blue chips such as Lever Brothers Pakistan Ltd., a major consumer products company, Pakistan State Oil Co. Ltd., a large distributor of gas and oil, and Searle Pakistan, a leading, recession-resistant pharmaceutical company.

EV Marathon Greater India Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D


   That same selectivity has been true of our investments in Sri Lanka, where we had an investment in John Keells Holdings, which has a broad scope of business interests ranging from tourism to development to hotels and office equipment. In Bangladesh, we focused on sound companies like Apex Spinning & Knitting Mills and Monno Fabrics Ltd., leaders in the country's important textile industry.

Q: What is your outlook for the Indian market in the coming year?

A: Following last year's volatility, we are likely to see a more stable market environment in 1998. Naturally, there will be some political posturing leading up to the general election, and the effects of the Asian currency crisis may linger for a while.

   But corporate profits, which were somewhat depressed in the second half of 1997, could register a rebound with the help of lower interest rates. And investors are likely to focus once again on India's vast economic potential. It's important to remember that the reform movement is still very much alive and that India remains committed to economic growth. Over time, the markets should recognize that fact. While the risk of further volatility cannot be ignored, India's growth potential remains impressive.


   Comparison of Change in Value of a $10,000 Investment in EV Marathon Greater India Fund vs. the Bombay Stock Exchange Index

   From May 31, 1994 through December 31, 1997


                           [LINE GRAPH APPEARS HERE]



                           E V Greater                            Bombay Stock
                           India Growth           Fund              Exchange
   Date                       Index              w/CDSC               Index
--------------------------------------------------------------------------------
  5/31/94                    $10,000                 --              $10,000
  6/30/94                    $10,080                 --              $10,566
  7/31/94                    $10,270                 --              $10,806
  8/31/94                    $11,349                 --              $11,624
  9/30/94                    $10,649                 --              $11,118
 10/31/94                    $10,599                 --              $11,021
 11/30/94                    $10,410                 --              $10,676
 12/31/94                     $9,830                 --              $10,163
  1/31/95                     $9,081                 --               $9,475
  2/28/95                     $8,551                 --               $9,030
  3/31/95                     $8,362                 --               $8,742
  4/30/95                     $7,782                 --               $8,307
  5/31/95                     $8,092                 --               $8,504
  6/30/95                     $8,112                 --               $8,335
  7/31/95                     $8,312                 --               $8,706
  8/31/95                     $7,922                 --               $8,259
  9/30/95                     $7,522                 --               $7,996
 10/31/95                     $7,103                 --               $7,775
 11/30/95                     $6,194                 --               $6,725
 12/31/95                     $6,543                 --               $6,960
  1/31/96                     $6,224                 --               $6,306
  2/28/96                     $6,853                 --               $7,743
  3/31/96                     $6,963                 --               $7,529
  4/30/96                     $7,622                 --               $8,536
  5/31/96                     $7,592                 --               $8,279
  6/30/96                     $7,622                 --               $8,481
  7/31/96                     $6,913                 --               $7,757
  8/31/96                     $6,793                 --               $7,613
  9/30/96                     $6,194                 --               $7,090
 10/31/96                     $5,954                 --               $6,770
 11/30/96                     $5,764                 --               $6,149
 12/31/96                     $5,904                 --               $6,378
  1/31/97                     $6,014                 --               $7,065
  2/28/97                     $6,224                 --               $7,554
  3/31/97                     $6,194                 --               $6,979
  4/30/97                     $6,703                 --               $7,875
  5/31/97                     $6,633                 --               $7,584
  6/30/97                     $7,313                 --               $8,457
  7/31/97                     $7,752                 --               $8,979
  8/31/97                     $6,883                 --               $7,979
  9/30/97                     $7,103                 --               $8,003
 10/31/97                     $6,843                 --               $7,971
 11/30/97                     $6,264                 --               $6,841
 12/31/97                     $6,224             $6,037               $6,883

Performance+
--------------------------------------------------------------------------------

Average Annual Total Returns (At Net Asset Value)
--------------------------------------------------------------------------------
One year                                              5.4%
Life of Fund                                        -12.1



SEC Average Annual Total Returns (Including Applicable CDSC)
--------------------------------------------------------------------------------
One year                                              0.4%
Life of Fund                                        -12.8



* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, are worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 5/2/94. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in an index.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Bombay Stock Exchange Index, a broad-based, widely recognized, unmanaged index of 100 common stocks traded in the India market. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

**This figure reflects the Fund's maximum applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC deducted at redemption according to above schedule.

EV Marathon Greater India Fund as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997
Assets
--------------------------------------------------------------------------
Investment in South Asia Portfolio, at value (Note 1A)
    (identified cost, $69,024,485)                          $ 69,428,245
Receivable for Fund shares sold                                   21,169
Deferred organization expenses (Note 1D)                          18,796
--------------------------------------------------------------------------
Total assets                                                $ 69,468,210
--------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------
Payable for Fund shares redeemed                            $    543,860
Payable to affiliate for Trustees' fees (Note 2)                     470
Accrued expenses                                                 111,386
--------------------------------------------------------------------------
Total liabilities                                           $    655,716
--------------------------------------------------------------------------
Net Assets for 11,048,237 shares of beneficial interest
    outstanding                                             $ 68,812,494
--------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------
Paid-in capital                                             $ 82,819,681
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of
    identified cost)                                         (14,065,032)
Accumulated net investment loss                                 (345,915)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of
    identified cost)                                             403,760
--------------------------------------------------------------------------
Total                                                       $ 68,812,494
--------------------------------------------------------------------------


Net Asset Value, Offering Price and
Redemption Price Per Share (Note 7)
--------------------------------------------------------------------------
($68,812,494 / 11,048,237 shares of
     beneficial interest outstanding)                       $       6.23
--------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------
Dividend income allocated from Portfolio (net of
    foreign taxes, $87,432)                                 $  1,127,585
Interest income allocated from Portfolio                          20,491
Expenses allocated from Portfolio                             (1,322,958)
--------------------------------------------------------------------------
Net investment loss from Portfolio                          $   (174,882)
--------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------
Management fee (Note 2)                                     $    208,205
Compensation of Trustees not members of the
    Administrator's organization (Note 2)                          2,191
Distribution and service fees (Note 6)                           757,915
Transfer and dividend disbursing agent fees                      114,065
Printing and postage                                              44,307
Registration fees                                                 18,250
Amortization of organization expenses (Note 1D)                   14,140
Legal and accounting services                                     13,230
Custodian fee                                                     12,247
Miscellaneous                                                     28,265
--------------------------------------------------------------------------
Total expenses                                              $  1,212,815
--------------------------------------------------------------------------

Net investment loss                                         $ (1,387,697)
--------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------
Net realized gain (loss) --
--------------------------------------------------------------------------
    Investment transactions (identified cost basis)         $ (4,739,200)
    Foreign currency                                            (416,343)
--------------------------------------------------------------------------
Net realized loss on investment transactions                $ (5,155,543)
--------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                             $ 11,448,714
    Foreign currency                                              (4,544)
--------------------------------------------------------------------------
Net change in unrealized  appreciation (depreciation)
    of investments                                          $ 11,444,170
--------------------------------------------------------------------------

Net realized and unrealized gain on investments             $  6,288,627
--------------------------------------------------------------------------

Net increase in net assets from operations                  $  4,900,930
--------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Greater India Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets



Increase (Decrease)               Year Ended           Year Ended
in Net Assets                     December 31, 1997    December 31, 1996
-------------------------------------------------------------------------
From operations --
    Net investment loss                $ (1,387,697)        $ (1,120,474)
    Net realized loss on investments     (5,155,543)          (5,564,374)
    Net change in unrealized
        appreciation (depreciation)
        of investments                   11,444,170           (1,647,270)
-------------------------------------------------------------------------
Net increase (decrease) in net
    assets from operations             $  4,900,930         $ (8,332,118)
-------------------------------------------------------------------------
Transactions in shares of beneficial
    interest (Note 3)  --
    Proceeds from sale of shares       $ 15,139,542         $ 83,092,249
    Cost of shares redeemed             (25,889,063)         (21,140,440)
-------------------------------------------------------------------------
Net increase (decrease) in net assets
    from Fund share transactions       $(10,749,521)        $ 61,951,809
-------------------------------------------------------------------------

Net increase (decrease) in net assets  $ (5,848,591)        $ 53,619,691
-------------------------------------------------------------------------


Net Assets
-------------------------------------------------------------------------
At beginning of year                   $ 74,661,085         $ 21,041,394
-------------------------------------------------------------------------
At end of year                         $ 68,812,494         $ 74,661,085
-------------------------------------------------------------------------


Accumulated net
investment loss included
in net assets
-------------------------------------------------------------------------
At end of year                         $   (345,915)        $    (44,856)
-------------------------------------------------------------------------

Statement of Cash Flows

                                                       Year Ended
Increase (Decrease) in Cash                            December 31, 1997
-------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities  --
    Purchase of interests in South Asia Portfolio           $(15,398,009)
    Withdrawal of interests in South Asia Portfolio           26,705,000
    Operating expenses paid                                   (1,128,817)
-------------------------------------------------------------------------
Net cash from operating activities                          $ 10,178,174
-------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities  --
    Proceeds from shares sold                               $ 15,398,009
    Payments for shares redeemed                             (25,576,183)
-------------------------------------------------------------------------
Net cash used for financing activities                      $(10,178,174)
-------------------------------------------------------------------------


Net increase in cash                                        $          --
-------------------------------------------------------------------------


Cash at Beginning of Year                                   $          --
-------------------------------------------------------------------------


Cash at End of Year                                         $          --
-------------------------------------------------------------------------


Reconciliation of Net Increase in Net Assets
From Operations to Net Cash From
Operating Activities
-------------------------------------------------------------------------
Net increase in net assets from operations                  $  4,900,930
Decrease in deferred organization expenses                        14,140
Increase in payable to affiliate                                      53
Increase in accrued expenses                                      69,805
Net decrease in investments                                    5,193,246
-------------------------------------------------------------------------
Net cash from operating activities                          $ 10,178,174
-------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Greater India Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights



                                                                                         Year Ended December 31,
                                                                         ---------------------------------------------------
                                                                           1997          1996         1995        1994*
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                      $ 5.910     $  6.550      $ 9.840     $ 10.000
----------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                       $(0.126)    $ (0.099)++   $(0.176)    $ (0.065)
Net realized and unrealized gain (loss) on investments                      0.446       (0.541)      (3.114)      (0.095)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                       $ 0.320     $ (0.640)     $(3.290)    $ (0.160)
----------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                             $ 6.230     $  5.910      $ 6.550     $  9.840
----------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                            5.42%       (9.77)%     (33.43)%      (1.60)%
----------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                                 $68,812     $ 74,661      $21,041     $ 38,925
Ratio of net expenses to average daily net assets/(2)(3)/                    3.08%        2.88%        3.31%        2.54%+
Ratio of net expenses to average daily net assets after
  custodian fee reduction /(2)/                                              3.05%        2.65%        2.90%         --
Ratio of net investment loss to average daily net assets                    (1.67)%      (1.46)%      (1.74)%      (1.42)%+
----------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++    Computed using average shares outstanding.
* For the period from the start of business, May 2, 1994, to December 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended December 31, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the period ended December 31, 1994 have not been adjusted to reflect this change.


                       See notes to financial statements

EV Marathon Greater India Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   EV Marathon Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of an interest in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (82.5% at December 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   On June 23 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer two classes of shares and, effective January 1, 1998 the existing shares of the Fund will be designated Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of EV Traditional Greater India Fund (the Traditional Fund). The transaction will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Fund will receive Class A shares of the Fund. The reorganization will occur after the close of business, December 31, 1997.

   A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

   C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, if any. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1997, the Fund, for federal income tax purposes had a capital loss carryover of $13,482,246 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire December 31, 2002 ($7,604), December 31, 2003 ($4,416,592), December 31, 2004 ($4,461,564)
   and December 31, 2005 ($4,582,148). Additionally, at December 31, 1997, net capital losses of $412,519 and net currency losses of $345,915 attributable to security transactions incurred after October 31, 1997, are treated as arising on the first day of the Fund's next taxable year.

   D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

   E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   F Other -- Investment transactions are accounted for on a trade date basis.

   G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the

EV Marathon Greater India Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.


2  Management Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1997, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $208,205. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors of EVM. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.


3  Shares of Beneficial Interest
   -----------------------------------------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follow:

                                                    Year Ended December 31,
                                               ---------------------------------
                                                   1997                 1996
   -----------------------------------------------------------------------------
   Sales                                         2,278,392           12,608,893

   Redemptions                                  (3,854,049)          (3,198,395)
   -----------------------------------------------------------------------------
   Net increase (decrease)                      (1,575,657)           9,410,498
   -----------------------------------------------------------------------------


4  Distributions to Shareholders
   -----------------------------------------------------------------------------
   It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any, (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1997, $1,086,638 was reclassified from accumulated net investment loss to paid-in capital due to permanent differences between book and tax accounting for operating losses. Additionally, $409,100 was reclassified from accumulated net realized loss from Portfolio to paid-in capital due to permanent differences between book and tax accounting for capital losses. Net investment loss, net realized loss on investment transactions and net assets were unaffected by these reclassifications.


5  Investment Transactions
   -----------------------------------------------------------------------------
   For the year ended December 31, 1997, increases and decreases in the Fund's investment in the Portfolio aggregated $15,398,009 and $26,705,000, respectively.


6  Distribution Plan
   -----------------------------------------------------------------------------
   The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by

EV Marathon Greater India Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   aggregate amount of contingent deferred sales charges (see Note 7), daily amounts theretofore paid to EVD and amounts theretofore paid to EVD by Lloyd George Investment Management (Bermuda) Limited, investment adviser for the Portfolio (the Advisor), in consideration of EVD's distribution effort. The amount payable to EVD by the Fund with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $624,616 as payable to EVD for the year ended December 31, 1997, representing 0.75% of average daily net assets. The amounts paid by the Adviser to EVD are equivalent to 0.15% of the Fund's annual daily average net assets and are made from the Adviser's own resources, not the Fund's net assets. At December 31, 1997, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $3,761,000.

   In addition, the Plan authorizes the Fund to make monthly payments of service fees to the Principal Underwriter, Authorized Firms, and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments for the year ended December 31, 1997 amounted to $133,299. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD.

   Certain officers and Trustees of the Fund are officers or directors of EVD.


7  Contingent Deferred Sales Charge
   -----------------------------------------------------------------------------
   A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 1997, EVD received approximately $649,000 of CDSC paid by shareholders.


8  Subsequent Event
   -----------------------------------------------------------------------------
   Effective January 1, 1998, the Fund changed its name to Eaton Vance Greater India Fund and shares of the Fund are designated Class B shares. An additional class of shares is also offered.

EV Marathon Greater India Fund as of December 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Shareholders
of EV Special Investment Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Marathon Greater India Fund (one of the Funds constituting the Eaton Vance Special Investment Trust) as of December 31, 1997, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for the three years ended December 31, 1997, 1996 and 1995 and for the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Greater India Fund series of the Eaton Vance Special Investment Trust at December 31, 1997, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                           DELOITTE & TOUCHE LLP
                                                           Boston, Massachusetts
                                                                February 6, 1998

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS


Common Stocks -- 89.1%

                                           Shares            Value
--------------------------------------------------------------------------

Bangladesh -- 0.9%

Housing -- 0.2%
--------------------------------------------------------------------------
Eastern Housing Ltd.                       50,180            $   147,680
Domestic player in the property market.
--------------------------------------------------------------------------
                                                             $   147,680
--------------------------------------------------------------------------

Textiles -- 0.7%
--------------------------------------------------------------------------
Apex Spinning & Knitting Mills             48,000            $   152,977
Garment manufacturer.

Apex Tannery Ltd.                          23,000                209,571
Footwear manufacturer.

Monno Fabrics Ltd.                         95,000                217,612
Garment manufacturer.
--------------------------------------------------------------------------
                                                             $   580,160
--------------------------------------------------------------------------

Total Bangladesh
    (identified cost $1,172,048)                             $   727,840
--------------------------------------------------------------------------

India -- 74.9%
--------------------------------------------------------------------------

Agricultural Services -- 0.0%
--------------------------------------------------------------------------
S & S Industries and Enterprise                60            $        10
Diversified company with interests in
environmental engineering, edible oils
and aquaculture.
--------------------------------------------------------------------------
                                                             $        10
--------------------------------------------------------------------------

Auto and Parts -- 1.1%
--------------------------------------------------------------------------
IFB Industries Ltd./(1)/                       50            $        25
Manufacturer of high precision
engineering tools and domestic
appliances.

Motor Industries                            7,150                902,870
A subsidiary of Robert Bosh of
Germany with a presence in the
auto components industry, such
as spark plugs & fuel injection
pumps.

T.V.S. Suzuki                                 100                  1,131
The second largest two wheeler
manufacturer with lines of
production in motorcycles,
mopeds & small scooters.
--------------------------------------------------------------------------
                                                             $   904,026
--------------------------------------------------------------------------

Banks and Money Services -- 4.4%
--------------------------------------------------------------------------
Industrial Credit and Investment          500,550            $   976,839
Corp./(1)/
One of India's largest development
finance institutions with assets
over $7.39 billion, involved in
project financing & investment
banking.

Industrial Credit and Investment           50,000                650,000
Corp. GDR
One of India's largest development
finance institutions with assets
over $7.39 billion, involved in
project financing & investment
banking.

Karur Vysya Bank                          174,900                674,168
Private sector bank involved in
retail banking.

Kotak Mahindra Finance Ltd/(1)/           397,000                268,380
Bill discounting & consumer
financing.

Oriental Bank of Commerce/(1)/              9,000                 14,636
Public sector retail bank.

State Bank of India/(1)/                  182,770              1,132,988
The largest public sector
commercial bank in India, with
over 8000 branches.  Engaged
in retail banking & a whole
range of non-fund based
activities.
--------------------------------------------------------------------------
                                                             $ 3,717,011
--------------------------------------------------------------------------

Beverages -- 0.0%
--------------------------------------------------------------------------
Tata Tea Ltd./(1)/                            750            $     8,064
Integrated tea company with substantial
presence in plantation as well as direct
marketing of branded tea.
--------------------------------------------------------------------------
                                                             $     8,064
--------------------------------------------------------------------------

Building Materials -- 0.1%
--------------------------------------------------------------------------
Asian Paints (India) Ltd./(1)/                150            $     1,152
The market leader in decorative paints with a well spread production base & large networked distribution system.

Associated Cement Cos. Ltd./(1)/              852                 30,141
India's largest & one of the
world's largest cement
manufacturing companies; total
capacity of 9.96 million tonnes.

Murudeshwar Ceramics Ltd./(1)/            131,040                 35,100
Manufacturer of glazed ceramic
wall and floor tiles.
--------------------------------------------------------------------------
                                                             $    66,393
--------------------------------------------------------------------------

Chemicals -- 7.6%
--------------------------------------------------------------------------
Castrol India/(1)/                        179,400            $ 3,409,515
Largest private manufacturer of
lubricants.

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                       Shares                Value
---------------------------------------------------------------------------

Chemicals (continued)
---------------------------------------------------------------------------
Hoechst Schering Agrevo Ltd.               85,700            $ 1,355,459
Is a major company in the
agrochemical & pesticides
business.

Indian Petrochemicals Corp./(1)/            2,170                  3,917
A fully integrated public sector
company in the petrochemical
industry with major products being
polymers & chemical intermediates.

Reliance Industries Ltd./(1)/             386,000              1,629,668
Integrated petrochemical company
with world size capacities and major
presence in polyesters and polymers.

Tata Chemicals                              1,449                  5,508
A diversified company with a major
presence in soda ash, caustic soda
& fertilizers.

Zuari Agrochemicals/(1)/                    2,500                  6,330
A diversified producer of
fertilizers & cement.
---------------------------------------------------------------------------
                                                             $ 6,410,397
---------------------------------------------------------------------------

Computer Software -- 5.4%
---------------------------------------------------------------------------
Infosys Technologies Ltd.                 143,700            $ 4,519,035
One of India's leading companies in
the computer software sector. Provides
specialized software for banking &
retail distribution sector - major
clients include Reebok, Levi Straus etc.
---------------------------------------------------------------------------
                                                             $ 4,519,035
---------------------------------------------------------------------------

Conglomerates -- 3.8%
---------------------------------------------------------------------------
Indian Rayon & Industries Ltd./(1)/         2,555            $    12,074
Diversified company with interests in
cement, textiles, rayon and carbon black.

Larsen & Toubro Ltd./(1)/                   1,601                  8,281
India's largest company in engineering
& construction sector.

Ramco Industries Ltd.                      67,350              1,889,923

Ramco Industries Ltd./(1)/                 11,000                308,673
Diversified company with interests in
building materials, textiles and
computer software.

Thermax Ltd./(1)/                         211,100                937,026
Has three major divisions -
Energy, Environment & Chemicals,
manufacturing industrial boilers,
process heat equipment, chillers &
pollution control equipment.

Triveni Engineering/(1)/                       33                     36
Manufacturer of sugar. It also
manufactures sugar machinery & turbines.
---------------------------------------------------------------------------
                                                             $ 3,156,013
---------------------------------------------------------------------------

Construction -- 0.0%
---------------------------------------------------------------------------
Nagarjuna Construction                     23,700            $     9,976
Engaged in Civil & Construction
activities in the infrastructure &
housing sector.

Nagarjuna Construction, ICD                62,500                 26,308
Engaged in Civil & Construction
activities in the infrastructure
& housing sector.
---------------------------------------------------------------------------
                                                             $    36,284
---------------------------------------------------------------------------

Consumer Products -- 10.1%
---------------------------------------------------------------------------
ITC Ltd.                                  379,000            $ 5,979,885
Manufacturer of cigarettes/tobacco
with market leadership in all
cigarette segments.

Marico Industries Ltd.                    212,300              1,397,281
A consumer product company, with
presence in coconut/edible oil
and hair care oil.

Reckitt and Colman of India Ltd.          111,000              1,101,505
Manufacturer of household products
like mosquito repellant, surface
cleaning agents and antiseptic lotions.
---------------------------------------------------------------------------
                                                             $ 8,478,671
---------------------------------------------------------------------------

Drugs -- 4.0%
---------------------------------------------------------------------------
Ranbaxy Laboratories Ltd.                 115,929            $ 2,082,722
Presence in anti-bacterial and
antibiotics segements, and a major
exporter of bulk drugs and formulations.

Ranbaxy Laboratories Ltd., GDR             50,000              1,290,000
Presence in anti-bacterial and
antibiotics segernents, and a major
exporter of bulk drugs and formulations.
---------------------------------------------------------------------------
                                                             $ 3,372,722
---------------------------------------------------------------------------

Electric Utilities -- 2.6%
---------------------------------------------------------------------------
BSES Ltd./(1)/                            501,600            $ 2,188,102
A monopoly distributor of power in
suburbs of Bombay.
---------------------------------------------------------------------------
                                                             $ 2,188,102
---------------------------------------------------------------------------

Electrical Equipment -- 1.3%
---------------------------------------------------------------------------
Asea Brown Boveri (India) Ltd./(1)/        90,000            $ 1,079,082
Indian subsidiary of Swedish-Swiss
multinational ABB & one of the largest
manufacturers of electrical power
equipment.
---------------------------------------------------------------------------
                                                             $ 1,079,082
---------------------------------------------------------------------------

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                       Shares                Value
---------------------------------------------------------------------------

Household Products -- 11.8%
---------------------------------------------------------------------------
Enkay Texofood Industries Ltd./(1)/           786            $       411
Has business interests in the
manufacturing of synthetic yarns &
the export of processed foods.

Hindustan Lever Ltd./(1)/                 280,350              9,894,497
A diversified multinational of
the Unilever group and a market
leader in soap & detergents,
personal care & food processing
industries.
---------------------------------------------------------------------------
                                                             $ 9,894,908
---------------------------------------------------------------------------

Industrial Equipment -- 1.9%
---------------------------------------------------------------------------
Punjab Tractors Ltd.                       91,400            $ 1,587,259
The only fully indigenously designed
tractor manufacturer in the country.
---------------------------------------------------------------------------
                                                             $ 1,587,259
---------------------------------------------------------------------------

Lodging and Gaming -- 0.0%
---------------------------------------------------------------------------
Hotel Leela Venture (wts)/(2)(1)/             154            $        86
Operates business hotels & a
beach resort in Bombay & Goa,
respectively.

Hotel Leela Venture Ltd./(1)/                 750                  1,220
Operates business hotels & a
beach resort in Bombay & Goa,
respectively.
---------------------------------------------------------------------------
                                                             $     1,306
---------------------------------------------------------------------------

Machinery -- 1.2%
---------------------------------------------------------------------------
Ingersoll Rand of India                    61,400            $   604,602
Manufacturer of compressors,
process pumps and mining
equipment.

Otis Elevator Co. (India) Ltd./(1)/        41,100                377,449
Manufacturer of elevators/escalators
with dominant market share.
---------------------------------------------------------------------------
                                                             $   982,051
---------------------------------------------------------------------------

Medical Products -- 5.9%
---------------------------------------------------------------------------
Cipla Ltd./(1)/                            47,500            $   766,422
Market leader in anti-bacterial,
anti-asthmatic, and anti-cancer
products entering into segments of
cardiovascular, and dermatology.

Glaxo (India) Ltd./(1)/                       688                  7,161
The number one pharmaceutical
company in India; manufacturing
interest in the therapeutic
segments of anti-asthmatic,
anti-ulcerant, dermatology &
multi vitamin formulations.

Hoechst Marion Roussel Ltd./(1)/          492,050              4,230,124
The fourth largest company in the
Indian Pharmaceutical Industry with
major presence in therapeutical
segments of analgesic, antihistemic,
cardiovascular drugs. Also manufactures
animal health care formulations.
---------------------------------------------------------------------------
                                                             $ 5,003,707
---------------------------------------------------------------------------






Metals - Industrial -- 1.2%
---------------------------------------------------------------------------
Bellary Steels & Alloys/(1)/                  400            $        87
An integrated private sector
steel company with capacity slated to
increase from 0.5 to 2 million tons.

Essar Steel Ltd./(1)/                         100                     43
Manufacturer of sponge iron &
hot rolled coils.

Hindalco Industries Ltd. GDR               50,000              1,000,000
India's second largest
integrated aluminum producer.

Tata Iron & Steel Co. Ltd./(1)/               253                    866
The largest private sector
integrated steel manufacturer
in the country, with a total
capacity of 2.7 million tons.
---------------------------------------------------------------------------
                                                             $ 1,000,996
---------------------------------------------------------------------------

Oil and Gas - Exploration
and Production -- 3.8%
---------------------------------------------------------------------------
Hindustan Petroleum Corp./(1)/            260,900            $ 3,224,644
Petroleum company with the second
largest 10.25 MMT refining capacity
in the country with strong marketing
network.
---------------------------------------------------------------------------
                                                             $ 3,224,644
---------------------------------------------------------------------------

Paper and Forest Products -- 0.0%
---------------------------------------------------------------------------
Tamil Nadu Newsprint and Paper/(1)/           300            $       176
The world's largest begasse based paper
manufacturer in the public sector.
---------------------------------------------------------------------------
                                                             $       176
---------------------------------------------------------------------------

Specialty Chemicals and Materials -- 0.1%
---------------------------------------------------------------------------
Flex Industries/(1)/                          400            $       194
Leading integrated company in
the packaging industry.

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


                                           Shares               Value
---------------------------------------------------------------------------

Specialty Chemicals and Materials (continued)
---------------------------------------------------------------------------
Flex Industries (wts)/(2)/                  4,274            $       987
Leading integrated company in
the packaging industry.

Paper Products Ltd. Primary Mkt.           62,500                111,607
Operates in the flexible
packaging industry catering to
multinational companies.

Rubber Products                           132,000                 11,112
Manufacturer of various
industrial rubber goods such as
hose pipes & sheets.

Thiru Arooran Sugars/(1)/                     500                    791
A manufacturer of sugar &
industrial alcohol. Has also
made foray into cogeneration of
power through bagasse.
---------------------------------------------------------------------------
                                                             $   124,691
---------------------------------------------------------------------------

Telecommunications -- 4.0%
---------------------------------------------------------------------------
Himachal Futuristic                           460            $       200
Communications/(1)/
Telecommunications equipment
producer.

Mahanger Telephone Nigam Ltd./(1)/        516,500              3,399,413
Government owned monopoly
provider of fixed wire
telephone services in India's
major cities of Bombay & Delhi.

Usha Beltron Ltd. GDR                         290                    160
A medium-sized manufacturer of
Jelly Filled Telecom Cables.
---------------------------------------------------------------------------
                                                             $ 3,399,773
---------------------------------------------------------------------------

Telephone Utilities -- 2.3%
---------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR            140,000            $ 1,963,500
India's monopoly International
Telephone
service provider.
---------------------------------------------------------------------------
                                                             $ 1,963,500
---------------------------------------------------------------------------

Transportation -- 2.3%
---------------------------------------------------------------------------
Great Eastern Shipping/(1)/             1,621,700            $ 1,903,015
Diversified company with interests
in shipping and property development.
---------------------------------------------------------------------------
                                                             $ 1,903,015
---------------------------------------------------------------------------

Total India
    (identified cost $62,532,182)                            $63,021,836
---------------------------------------------------------------------------



Pakistan -- 8.1%

Chemicals -- 0.5%
---------------------------------------------------------------------------
Engro Chemical Pakistan Ltd.              162,750            $   422,168
Second largest fertilizer producer
in Pakistan.
---------------------------------------------------------------------------
                                                             $   422,168
---------------------------------------------------------------------------

Electric Utilities -- 0.1%
---------------------------------------------------------------------------
Karachi Electric Supply Co.               203,550            $   110,087
Electric distributor for
Karachi.
---------------------------------------------------------------------------
                                                             $   110,087
---------------------------------------------------------------------------

Household Products -- 4.4%
---------------------------------------------------------------------------
Lever Brothers Pakistan Ltd.              120,000            $ 3,722,220
Leading manufacturer and retailer
of consumer products.
---------------------------------------------------------------------------
                                                             $ 3,722,220
---------------------------------------------------------------------------

Insurance -- 0.9%
---------------------------------------------------------------------------
Adamjee Insurance Co.                     364,038            $   715,981
Leading supplier of general insurance
in Pakistan.
---------------------------------------------------------------------------
                                                             $   715,981
---------------------------------------------------------------------------

Medical Products -- 0.1%
---------------------------------------------------------------------------
Searle Pakistan                           181,789            $   107,406
MNC player in the pharmaceutical
industry.
---------------------------------------------------------------------------
                                                             $   107,406
---------------------------------------------------------------------------

Oil and  Gas - Equipment and Services -- 2.0%
---------------------------------------------------------------------------
Pakistan State Oil Co. Ltd.               193,743            $ 1,648,794
Principal distributor of fuel, oil
and petroleum.
---------------------------------------------------------------------------
                                                             $ 1,648,794
---------------------------------------------------------------------------

Textiles -- 0.1%
---------------------------------------------------------------------------
Nishat Chunian Ltd.                       305,840            $    79,925
Manufacturer of textile
materials.
---------------------------------------------------------------------------
                                                             $    79,925
---------------------------------------------------------------------------

Total Pakistan
    (identified cost $5,715,304)                             $ 6,806,581
---------------------------------------------------------------------------

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Sri Lanka -- 5.2%

                                       Shares                Value
---------------------------------------------------------------------------

Auto and Parts -- 0.0%
---------------------------------------------------------------------------
Kelani Tyres                                  480            $       111
A manufacturer of automotive tires.
---------------------------------------------------------------------------
                                                             $       111
---------------------------------------------------------------------------

Banks and Money Services -- 1.8%
---------------------------------------------------------------------------
Development Finance Corp.                 126,833            $   484,738
One of Sri Lanka's largest Development
Financial Institution involved in project financing & investment banking.

National Development Bank                 228,900                851,656
A premier Development Financial
Institution involved in project
financing, merchant banking &
commercial leasing.

Sampath Bank                              136,000                136,551
One of the four largest
commercial banks in
Sri Lanka.
---------------------------------------------------------------------------
                                                             $ 1,472,945
---------------------------------------------------------------------------

Building Materials -- 0.1%
---------------------------------------------------------------------------
Royal Ceramic Lanka Ltd.                  344,900            $   121,483
Manufacturer of heavy duty ceramic
floor tile.
---------------------------------------------------------------------------
                                                             $   121,483
---------------------------------------------------------------------------

Conglomerates -- 3.3%
---------------------------------------------------------------------------
Hayleys Ltd.                                    1            $         3
Has interest in diversified business
of shipping, agriculture, textiles &
hotels.

John Keells Holdings                      252,408              1,373,427
A diversified conglomerate
operating in tourism, food &
beverages, property development
sectors.

John Keells Holdings GDR                  135,836              1,426,275
A diversified conglomerate
operating in tourism, food &
beverages, property development
sectors.
---------------------------------------------------------------------------
                                                             $ 2,799,705
---------------------------------------------------------------------------

Total Sri Lanka
    (identified cost $4,271,140)                             $ 4,394,244
---------------------------------------------------------------------------

Total Common Stocks
    (identified cost $73,690,674)                            $74,950,501
---------------------------------------------------------------------------


Bonds -- 0.0%

                                       Principal
                                       Amount
                                       (000 omitted)         Value
---------------------------------------------------------------------------
Flex Industries, 13.50%, 12/31/99/(2)/ $      812            $    20,716

Hotel Leela Venture Ltd. NCD,
14.00%, 4/8/03                                 15                    364
---------------------------------------------------------------------------

Total Bonds
    (identified cost $26,599)                                $    21,080
---------------------------------------------------------------------------

Total Investments -- 89.1%
    (identified cost $73,717,273)                            $74,971,581
---------------------------------------------------------------------------

Other Assets, Less Liabilities -- 10.9%                      $ 9,203,168
---------------------------------------------------------------------------


Net Assets -- 100%                                           $84,174,749
---------------------------------------------------------------------------

GDR -- Global Depositary Receipt
(1) The above securities held by the Portfolio on December 31, 1997 are unrestricted securities valued at market prices. Because of the length of the registration process, the Portfolio would temporarily be unable to sell certain of these securities, or a portion thereof. At December 31, 1997, the aggregate value of such securities amounted to $6,714,808 representing 8.0% of the Portfolio's net assets (Note 5).
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Top Ten Holdings (Unaudited)

                                                               Percentage
Company                         Industry Sector             of Net Assets           Value
----------------------------------------------------------------------------------------------
Hindustan Lever Ltd.            Household Products                   11.8%          $9,894,497
ITC Ltd.                        Consumer Products                     7.1            5,979,885
Infosys Technologies Ltd.       Computer Software                     5.4            4,519,035
Hoechst Marion Roussel Ltd.     Medical Products                      5.0            4,230,124
Lever Brothers Pakistan Ltd.    Household Products                    4.4            3,722,220
Castrol India                   Chemicals                             4.1            3,409,515
Mahanger Telephone Nigam Ltd.   Telecommunications                    4.0            3,399,413
Ranbaxy Laboratories Ltd.       Drugs                                 4.0            3,372,722
Hindustan Petroleum Corp.       Oil and Gas -                         3.8            3,224,644
                                   Exploration and
                                   Production
BSES Ltd.                       Electric Utilities                    2.6            2,188,102


Industry concentration -- Below are the top ten industry sectors represented in the Portfolio of Investments (Unaudited)

                                                Percentage
Industry Sector                              of Net Assets      Value
--------------------------------------------------------------------------
Household Products                                    16.2%     $13,617,128
Consumer Products                                     10.1        8,478,671
Chemicals                                              8.1        6,832,565
Conglomerates                                          7.1        5,955,718
Banks and Money Services                               6.2        5,189,956
Medical Products                                       6.1        5,111,113
Computer Software                                      5.4        4,519,035
Telecommunications                                     4.0        3,399,773
Drugs                                                  4.0        3,372,722
Oil and Gas - Exploration and Production               3.8        3,224,644



                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of December 31, 1997

Assets
---------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $73,717,273)                           $74,971,581
Cash                                                           1,771,845
Foreign currency, at value
    (identified cost, $5,702,131)                              5,684,703
Receivable for investments sold                                1,821,120
Dividends and interest receivable                                132,580
Miscellaneous receivable                                           5,837
Tax reclaim receivable                                             2,593
Deferred organization expenses (Note 1C)                          22,848
---------------------------------------------------------------------------
Total assets                                                 $84,413,107
---------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------
Payable for investments purchased                            $     1,002
Payable to affiliate for Trustees' fees (Note 2)                   1,313
Accrued expenses and other liabilities                           236,043
---------------------------------------------------------------------------
Total liabilities                                            $   238,358
---------------------------------------------------------------------------
Net Assets applicable to investors' interest
    in Portfolio                                             $84,174,749
---------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------
Net proceeds from capital contributions
    and withdrawals                                          $82,934,460
Net unrealized appreciation of investments (computed
    on the basis of identified cost)                           1,240,289
---------------------------------------------------------------------------
Total                                                        $84,174,749
---------------------------------------------------------------------------


Statement of Operations

For the Year Ended
December 31, 1997

Investment Income
---------------------------------------------------------------------------
Dividends (net of foreign taxes, $119,878)                   $ 1,474,817
Interest income                                                   27,364
---------------------------------------------------------------------------
Total income                                                 $ 1,502,181
---------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------
Investment adviser fee (Note 2)                              $   817,285
Administration fee (Note 2)                                      272,397
Compensation of Trustees not members of the
    Investment Adviser's or Administrator's
    organization (Note 2)                                         10,237
Custodian fee (Note 1G)                                          515,499
Interest expense                                                  68,876
Legal and accounting services                                     45,177
Amortization of organization expenses (Note 1C)                   17,403
Miscellaneous                                                     11,736
---------------------------------------------------------------------------
Total expenses                                               $ 1,758,610
---------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1G)                     $    33,483
---------------------------------------------------------------------------
Total expense reductions                                     $    33,483
---------------------------------------------------------------------------

Net expenses                                                 $ 1,725,127
---------------------------------------------------------------------------

Net investment loss                                          $  (222,946)
---------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
---------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $(5,543,391)
    Foreign currency                                            (516,493)
---------------------------------------------------------------------------
Net realized loss on investment transactions                 $(6,059,884)
---------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $15,212,968
    Foreign currency                                              (4,298)
---------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                           $15,208,670
---------------------------------------------------------------------------

Net realized and unrealized gain on investments              $ 9,148,786
---------------------------------------------------------------------------

Net increase in net assets from operations                   $ 8,925,840
---------------------------------------------------------------------------


                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)              Year Ended             Year Ended
in Net Assets                    December 31, 1997      December 31, 1996
---------------------------------------------------------------------------
From operations --
    Net investment loss               $   (222,946)         $    (118,410)
    Net realized loss on investments    (6,059,884)            (7,682,907)
    Net change in unrealized
        appreciation (depreciation)
        of investments                  15,208,670               (345,229)
---------------------------------------------------------------------------
Net increase (decrease) in net
    assets from operations            $  8,925,840          $  (8,146,546)
---------------------------------------------------------------------------
Capital transactions --
    Contributions                     $ 42,091,228          $ 130,235,008
    Withdrawals                        (70,765,712)           (55,600,406)
---------------------------------------------------------------------------
Net increase (decrease) in net
    assets from capital transactions  $(28,674,484)         $  74,634,602
---------------------------------------------------------------------------
Net increase (decrease) in net
    assets                            $(19,748,644)         $  66,488,056
---------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------
At beginning of year                  $103,923,393          $  37,435,337
---------------------------------------------------------------------------
At end of year                        $ 84,174,749          $ 103,923,393
---------------------------------------------------------------------------


Statement of Cash Flows

                                                       Year Ended
Increase (Decrease) in Cash                            December 31, 1997
---------------------------------------------------------------------------
Cash Flows From (For) Operating Activities --
    Purchase of investments                                 $(50,579,418)
    Proceeds from sale of investments                         85,108,962
    Dividends, interest and tax reclaims received              1,682,782
    Operating expenses paid                                   (1,550,899)
    Foreign currency transactions                             (4,107,250)
---------------------------------------------------------------------------
Net cash from operating activities                          $ 30,554,177
---------------------------------------------------------------------------
Cash Flows From (For) Financing Activities --
    Proceeds from capital contributions                     $ 42,091,228
    Payments for capital withdrawals                         (70,765,712)
    Demand notes payable                                        (108,000)
---------------------------------------------------------------------------
Net cash used for financing activities                      $(28,782,484)
---------------------------------------------------------------------------


Net increase in cash                                        $  1,771,693
---------------------------------------------------------------------------


Cash at Beginning of Year                                   $        152
---------------------------------------------------------------------------


Cash at End of Year                                         $  1,771,845
---------------------------------------------------------------------------


Reconciliation of Net Increase in Net Assets From
Operations to Net Cash From Operating Activities
---------------------------------------------------------------------------
Net increase in net assets from operations                  $  8,925,840
Increase in receivable for investments sold                     (122,710)
Increase in foreign currency                                  (3,586,459)
Decrease in dividends and interest receivable                    180,601
Decrease in deferred organizational expense                       17,403
Decrease in payable for investments purchased                 (1,445,046)
Increase in payable to affiliate                                     131
Increase in accrued expenses and other liabilities               156,694
Net decrease in investments                                   26,427,723
---------------------------------------------------------------------------
Net cash from operating activities                          $ 30,554,177
---------------------------------------------------------------------------

                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                          Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------
                                                        1997            1996            1995           1994*
-----------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                              1.61%          1.51%           1.76%         1.16%+
Expenses after custodian fee reduction/(1)/                1.58%          1.28%           1.35%           --
Net investment income (loss)                              (0.20)%        (0.11)%         (0.18)%        0.01%+
Portfolio Turnover                                           48%            46%             38%            1%
-----------------------------------------------------------------------------------------------------------------
Average commission rate/(2)/                           $ 0.0570        $0.0496          $   --         $  --
-----------------------------------------------------------------------------------------------------------------

+     Annualized.

* For the period from the start of business, May 2, 1994, to December 31, 1994.

/(1)/ The expense ratios for the year ended December 31, 1995 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratio for the period ended December 31, 1994 has not been adjusted to reflect this change.

/(2)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.


                       See notes to financial statements

South Asia Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   South Asia Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Federal Taxes -- The Portfolio is treated as a partnership for U.S. Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the U.S. Internal Revenue
   Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   C Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on a straight-line basis over five years.

   D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

   E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

   F Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

South Asia Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

   I Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the statement of operations.


2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the annualized adviser fee was 0.75% of average daily net assets and amounted to $817,285. In addition, an administration fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the administration fee was 0.25% of average net assets and amounted to $272,397. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or trustees of the above organizations.


3  Investment Transactions
   -----------------------------------------------------------------------------
   For the year ended December 31, 1997, purchases and sales of investments, other than short-term obligations, aggregated $49,138,999 and $86,170,002 respectively.


4  Federal Income Tax Basis of Investments
   -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1997, as computed on a federal income tax basis, are as follows:


   Aggregate cost                                                  $ 73,717,273
   -----------------------------------------------------------------------------
   Gross unrealized appreciation                                   $ 12,476,390

   Gross unrealized depreciation                                    (11,222,082)
   -----------------------------------------------------------------------------

   Net unrealized appreciation                                     $  1,254,308
   -----------------------------------------------------------------------------


5  Risks Associated with Foreign Investments
   -----------------------------------------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of

South Asia Portfolio as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


   possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

   Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


6  Line of Credit
   -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1997.

South Asia Portfolio as of December 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors
of South Asia Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of South Asia Portfolio as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the supplementary data for the three years ended December 31, 1997, and the period from the start of business, May 2, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based upon our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of South Asia Portfolio at December 31, 1997, and the results of its operations, its cash flows, the changes in its net assets and its supplementary data for the respective stated periods, in conformity with generally accepted accounting principles.

                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  February 6, 1998

EV Marathon Greater India Fund as of December 31, 1997

INVESTMENT MANAGEMENT



EV Marathon Greater India Fund

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


South Asia Portfolio


Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

Scobie Dickinson Ward
Vice President, Assistant
Secretary and
Assistant Treasurer

William Walter Raleigh Kerr
Vice President and
Assistant Treasurer

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary


Trustees

Hon. Edward K.Y. Chen
Professor and Director, Center for Asian Studies, University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

Sponsor and Manager of
EV Marathon Greater India Fund
Administrator of South Asia Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Advisor of South Asia Portfolio
Lloyd George Management
(Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




EV Marathon Greater India Fund
24 Federal Street
Boston, MA 02110





   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                                                    M-GISRC-3/98